UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 29, 2004

                            Denny's Corporation
                            -------------------
            (Exact name of registrant as specified in its charter)

 Delaware                        0-18051                       13-3487402
 --------                        -------                       ----------
(State or other              (Commission File                 (IRS Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


 203 East Main Street, Spartanburg, SC                         29319-0001
 -------------------------------------                         ----------
 (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 597-8000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 99.1 -- Press release issued by Denny's Corporation on July 29, 2004.


Item 9.  Regulation FD Disclosure

        During Denny's Corporation's quarterly conference call for investors and analysts on July 29, 2004, in response to a question raised during the Q & A session, Nelson Marchioli, Denny's CEO, stated, with respect to restaurants operated by the Company, that the Company estimates its July same-store sales increase will be approximately 9% with same-store guest counts increasing between 5% and 6%.


Item 12. Results of Operations and Financial Condition

On July 29, 2004, Denny's Corporation issued a press release announcing financial results for the second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  July 29, 2004                             /s/ Andrew F. Green
                                                 -------------------
                                                 Andrew F. Green
                                                 Senior Vice President
                                                 and Chief Financial Officer